                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 3, 1999
                                                 -------------------------------



                         HYPERION SOLUTIONS CORPORATION
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              (EXACT NAME OF REGISTRATION AS SPECIFIED IN CHARTER)


            DELAWARE                        000-26934                        77-0277772
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
(STATE OR OTHER JURISDICTION OF            (COMMISSION           (IRS EMPLOYER IDENTIFICATION NO.)
         INCORPORATION                     FILE NUMBER)


          1344 CROSSMAN AVENUE, SUNNYVALE, CALIFORNIA                         94089
-------------------------------------------------------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (408) 744-9500
                                                   -----------------------------



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS


               In a press release dated May 3, 1999, the Board of Directors of Hyperion Solutions Corporation ("Hyperion") (Nasdaq:HYSL) announced that it had removed Hyperion's President and Chief Executive Officer, John Dillon, and Hyperion's Senior Vice President of Worldwide Sales, William B. Binch. Stephen
V. Imbler, Hyperion's Senior Vice President and Chief Financial Officer, will serve as President and Chief Executive Officer on an interim basis. The Board of Directors also announced that it will commence a search for a new President and Chief Executive Officer.

               The information which is set forth in the Registrant's Press Release dated May 3, 1999 is incorporated by reference.


ITEM 7. EXHIBITS

(c)     EXHIBITS:

      Exhibit
      Number
      ------
        99.1        Text of Press Release dated May 3, 1999.

                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Hyperion Solutions Corporation
                                            (Registrant)



Date:  May 17, 1999                         By: /s/ Stephen V. Imbler
                                               ---------------------------------
                                               Stephen V. Imbler
                                               Interim President, Interim Chief
                                               Executive Officer, Senior Vice
                                               President and Chief Financial
                                               Officer

                         HYPERION SOLUTIONS CORPORATION

                                  EXHIBIT INDEX

Exhibit
Number
------
99.1          Text of Press Release dated May 3, 1999.